UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

MASTEC, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida	001-08106	65-0829355
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 S. Douglas Road, 12th Floor
Coral Gables, Florida 33134
(Address of Principal Executive Office)

Registrant’s telephone number, including area code (305) 599-1800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	MTZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2021, at the 2021 Annual Meeting of Shareholders (the “Annual Meeting”) of MasTec, Inc., a Florida corporation (the “Company”), the Company’s shareholders approved the Company’s Amended and Restated 2013 Incentive Compensation Plan (the “Restated 2013 ICP”), which amends and restates the Company’s 2013 Incentive Compensation Plan (the “2013 ICP”). The Restated 2013 ICP provides for the granting of awards (“Awards”) of stock options (incentive and/or non-qualified), stock appreciation rights, restricted stock awards, restricted stock units, dividend equivalents, shares of Company common stock, $0.10 par value (“Common Stock”), as a bonus free of restrictions, or other Awards in lieu of Company obligations to pay cash under the Restated 2013 ICP or other plans or compensatory arrangements, other stock-based Awards and performance Awards to officers, directors, employees and individual consultants who provide services to the Company or any subsidiary.

The Restated 2013 ICP increases the total number of shares of Common Stock (“Shares”) reserved and available for delivery pursuant to Awards issued under the Restated 2013 ICP by 1,150,000 Shares. Immediately prior to effectiveness of the Restated 2013 ICP, 1,065,957 Shares remained available for delivery pursuant to Awards issuable under the 2013 ICP.

 The Restated 2013 ICP also amends the 2013 ICP by: (i) extending the term of the 2013 ICP from May 23, 2023 to May 20, 2031, (ii) updating the provisions of the 2013 ICP applicable to performance-based awards in response to recent changes to Section 162(m) of the Internal Revenue Code, (iii) prohibiting liberal share recycling with respect to stock option and stock appreciation rights awards, and (iv) prohibiting the payment of dividends or dividend equivalents with respect to unvested awards until such awards vest.

The Restated 2013 ICP is described in more detail in Proposal 4 in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 7, 2021 (the “Proxy Statement”). The descriptions of the Restated 2013 ICP contained herein and in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Restated 2013 ICP, a copy of which was filed as Definitive Additional Materials and is incorporated herein by reference.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 20, 2021. The final voting results for each of the proposals submitted to a vote of the Company’s shareholders at the Annual Meeting are as follows:

Proposal 1:	Election of Jose R. Mas and Javier Palomarez as Class II directors to serve until the 2024 Annual Meeting of Shareholders.

	Votes “For”	Votes Withheld	Broker Non-Votes
Jose R. Mas	58,762,383	458,970	3,526,436
Javier Palomarez	49,718,746	9,502,607	3,526,436

Proposal 2:	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year.

Votes “For”	Votes “Against”	Abstentions or Votes Withheld	Broker Non-Votes
62,329,673	382,174	35,942	0

Proposal 3:	Approval of a non-binding advisory resolution regarding the compensation of the Company’s named executive officers.

Votes “For”	Votes “Against”	Abstentions or Votes Withheld	Broker Non-Votes
54,642,466	4,316,755	262,132	3,526,436

Proposal 4:	Approval of the MasTec, Inc. Amended and Restated 2013 Incentive Compensation Plan.

Votes “For”	Votes “Against”	Abstentions or Votes Withheld	Broker Non-Votes
55,589,217	3,558,096	74,040	3,526,436

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	MasTec, Inc.’s Amended and Restated 2013 Incentive Compensation Plan (incorporated by reference to the Company’s Definitive Additional Proxy Materials, filed May 13, 2021).

104	The cover page of MasTec, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL (included with the Exhibit 101 attachments).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTEC, INC.

Date: May 21, 2021	By:	/s/ Alberto de Cardenas
Alberto de Cardenas
Executive Vice President, General Counsel and Secretary